Exhibit 99.2

Earnings Presentation Quarter Ended June 30, 2026 WhiteHorse Finance, Inc. NASDAQ: WHF (Common Stock) NASDAQ: WHFCL (7.875% Notes due 2028)

1 References in this presentation to “WHF”, “WhiteHorse Finance”, “we”, “us”, “our” and “the Company” refer to WhiteHorse Finance, Inc. This presentation and the information and views included herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with the Company or any of its affiliates. Investors are advised to consider carefully the Company’s investment objectives, risks, charges and expenses before investing in the Company’s securities. Our annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, which have been filed with the Securities and Exchange Commission (“SEC”), contain this and other information about the Company and should be read carefully before investing in the Company’s securities. The information in this presentation is not complete and may be changed. This presentation is not an offer to sell the Company’s securities and is not soliciting an offer to buy the Company’s securities in any jurisdiction where such offer or sale is not permitted. A shelf registration statement relating to the Company’s securities is on file with the SEC. A public offering of the Company’s securities may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained by writing the Company at 1450 Brickell Avenue, 31st Floor, Miami, FL 33131, Attention: Investor Relations, or by calling (305) 381-6999; copies may also be obtained by visiting EDGAR on the SEC’s website at http://www.sec.gov. Forward-Looking Statements Some of the statements in this presentation constitute forward-looking statements, which relate to future events or the Company’s future performance or financial condition. The forward-looking statements contained in this presentation involve risks and uncertainties, including statements as to: the Company’s future operating results; changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets, which could result in changes to the value of the Company’s assets; the Company’s business prospects and the prospects of its prospective portfolio companies; the impact of investments that the Company expects to make; the impact of increased competition; the Company’s contractual arrangements and relationships with third parties; the dependence of the Company’s future success on the general economy and its impact on the industries in which the Company invests; the ability of the Company’s prospective portfolio companies to achieve their objectives; the relative and absolute performance of the Company’s investment adviser; the Company’s expected financings and investments; the adequacy of the Company’s cash resources and working capital; the timing of cash flows, if any, from the operations of the Company’s prospective portfolio companies; and the impact of future acquisitions and divestitures. Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words. The Company has based the forward-looking statements included in this presentation on information available to us on the date of this presentation, and the Company assumes no obligation to update any such forward-looking statements. Actual results could differ materially from those implied or expressed in the Company’s forward-looking statements for any reason, and future results could differ materially from historical performance. Although the Company undertakes no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that are made directly to you or through reports that the Company in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. For a further discussion of factors that could cause the Company’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in the annual reports on Form 10-K and quarterly reports on Form 10-Q we file with the SEC. Important Information and Forward Looking Statements

WhiteHorse Finance Snapshot

Company:	WhiteHorse Finance, Inc.
Equity Ticker:	NASDAQ: WHF
Market Cap:	$145.6MM(1)
Credit Rating:	Egan-Jones: BBB / DBRS: BBB (low)
NAV / Share:	$11.77(2)
Portfolio Fair Value:	$569.2MM(2)
Current Dividend Yield:	14.7%(1)(3)
External Manager:	Affiliate of H.I.G. Capital, LLC ("H.I.G. Capital" or "H.I.G.")

(1) Based on shares outstanding of 21,476,471 and share price of $6.78 as of August 7, 2026.
(2) As of June 30, 2026.
(3) Based on annualized $0.25 per share quarterly distribution, excluding special and supplemental distributions, relative to closing share price.

WHITEHORSE FINANCE
2

Overview of WhiteHorse Finance, Inc. 3 Portfolio at Fair Value ($MM) NAV + Cumulative Dividends per share Note: As of December 31st, of each respective year presented, unless otherwise noted. Source: Company filings (1) As of the date of this presentation, based on total capital raised by H.I.G. Capital and affiliates. (2) Includes investments in STRS JV. (3) Based on fair value. Does not include investments in STRS JV.  WhiteHorse Finance, Inc. is a publicly listed Business Development Company (“BDC”) that completed its IPO in December 2012  WhiteHorse Finance’s investment activities are managed by H.I.G. WhiteHorse Advisers, LLC (the “Investment Adviser”), an affiliate of H.I.G. Capital, a leading global alternative asset manager with over $75BN of capital under management(1)  Principally focused on originating senior secured loans to performing lower middle market companies with individual enterprise values generally between $50MM and $350MM  Diversified investment portfolio totaling $569.2MM as of June 30, 2026  Investments across 131(2) positions in 67 portfolio companies as of June 30, 2026 − Average Investment Size(3): $3.6MM (Average Debt Investment Size(3): $4.9MM) − Largest Portfolio Company Investment(3): $20.4MM  Invested $2,931MM in 278 transactions since December 2012 IPO  The Company and State Teachers Retirement System of Ohio (“STRS Ohio”), a public pension fund established under Ohio law, partnered to create WHF STRS Ohio Senior Loan Fund LLC (“STRS JV”), a joint venture formed to invest in directly originated, senior secured first and second lien term loans $15.30 $15.16 $15.04 $13.33 $13.63 $13.98 $15.35 $15.23 $15.23 $15.10 $14.30 $13.63 $12.31 $11.68 $11.77 $0.20 $0.32 $0.46 $0.51 $0.58 $0.82 $0.86 $0.86 $0.11 $1.53 $2.95 $4.37 $5.79 $7.21 $8.63 $10.05 $11.47 $12.89 $14.31 $15.79 $17.33 $18.74 $18.99 $15.41 $16.69 $17.99 $17.70 $19.42 $21.19 $23.98 $25.48 $27.02 $28.45 $29.12 $30.00 $30.46 $31.27 $31.61 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Q2 2026 Net asset value Cumulative special dividends paid Cumulative base dividends paid $180 $272 $404 $415 $412 $441 $470 $590 $691 $819 $760 $696 $642 $579 $569 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Q2 2026

Overview of WhiteHorse Finance, Inc. (continued)

Investment Strategy

- Generate attractive risk-adjusted returns primarily by originating and investing in senior secured loans to performing lower middle market companies and leveraging the knowledge of H.I.G. Capital
- Differentiated proprietary deal flow of 74 dedicated deal professionals sourcing through direct coverage of financial sponsors and intermediaries
- Rigorous credit process focused on fundamental analysis with emphasis on downside protection and cash flow visibility
- 11-person investment committee with approximately 350 years of industry experience
- Investment strategy focused on first lien and second lien senior secured investments in lower middle market companies with a target hold size of $5MM to $25MM

Summary Stats:

Invested Capital since IPO:	$2,931MM[(1)]
Number of Investments Made:	~278[(1)]
Average Investment Size:	~$3.6MM[(2)]
All-in Yield:	10.8%[(3)]
Net Debt / EBITDA of Current Portfolio Companies:	~4.2x[(4)]
Secured Debt as a % of Total Debt:	~99.8%[(5)]

Note: As of June 30, 2026, unless otherwise noted.

(1) Reflects life-to-date since IPO and may exclude follow-on transactions and investments in STRS JV made via asset transfers in-kind.

(2) Across 129 investments. Does not include investments in STRS JV.

(3) Reflects weighted average effective yield of income-producing debt investments. Weighted average effective yield for entire portfolio, including equities and investments in STRS JV, as of June 30, 2026, is 8.8%. Weighted average effective yield is computed by dividing (a) annualized interest income (including interest income resulting from the amortization of fees and discounts) by (b) the weighted average cost of investments.

(4) Measured at origination based on borrower reporting and WHF's target underwriting leverage. Does not include investments in STRS JV.

(5) Based on fair value. Does not include the Company's investments in STRS JV.

WHITEHORSE FINANCE 4

5 Summary of Quarterly Results  Q2 Net Investment Income (“NII”) and Q2 Core NII(1) was $4.7 million, or $0.217 per share, which compares with Q1 NII and Core NII of $5.6 million, or $0.253 per share.  Net realized and unrealized gains on investments and foreign currency transactions for Q2 2026 totaled $5.7 million, primarily driven by a markup on Sklar Holdings, Inc. (Starco) of $4.8 million and a markup on PlayMonster of $0.4 million.  Voluntary incentive fee waiver on net investment income from its stated annual rate of 20.00% to 17.50% resulted in a $0.1 million irrevocable fee waiver in Q2 2026. Earnings Summary (1) Core net investment income is a non-GAAP financial measure. Refer to next slide for components and discussion of core net investment income. Additional information on core net investment income and a reconciliation of core net investment income to its most directly comparable GAAP financial measure, net investment income, can also be found by accessing the earnings releases posted to the Company’s website at http://www.whitehorsefinance.com. (2) Computed as the annual stated rate of the subordinated notes, based on the subordinated notes outstanding as of the period, and dividends received over the last twelve-month period, based on average capital invested.  Made gross investment deployments of $25.4 million, comprising $23.1 million in three new portfolio companies and $2.3 million in add-ons to five portfolio companies, plus $1.8 million in net revolver fundings.  Received dispositions and principal repayments of $2.2 million from partial paydowns, with no full realizations. Transferred assets comprised of two existing portfolio companies, totaling $7.8 million to STRS JV in exchange for a net investment in STRS JV of $2.3 million as well as cash proceeds of $5.5 million.  The weighted average effective yield on income-producing investments was approximately 10.8% at the end of Q2 2026, consistent with 10.8% in Q1 2026.  As of June 30, 2026, STRS JV had total assets of $350.3 million. The Company’s return on its investment in STRS JV at the end of Q2 2026 was 13.1%(2). Portfolio Highlights  The Company’s NAV increased to $11.77 per share in Q2 2026 from $11.47 per share in Q1 2026.  Gross leverage decreased in Q2 2026 to 1.30x from 1.31x at Q1 2026. Net leverage as of Q2 2026 was 1.19x, versus 1.12x at Q1 2026.  Repurchased approximately 0.3 million shares at an average price of $7.42, for a total cost of $2.6 million, resulting in net asset value accretion of approximately $0.06 per share. Balance Sheet Update  Declared a quarterly distribution of $0.25 per share, paid on July 6, 2026. On August 3, 2026, declared a quarterly distribution of $0.25 per share to be paid on October 5, 2026.  Announced to voluntarily waive and reduce the incentive fee on net investment income from its stated annual rate of 20.00% to 17.50% for the fiscal quarter ended September 30, 2026. Dividend Policy / Other Events

6 Quarterly Operating Highlights Note: Numbers may not foot due to rounding. (1) Total investment income includes investment income (e.g., interest and dividends) from investments in STRS JV. (2) Net of fee waivers, if any. (3) Core net investment income is a non-GAAP financial measure. The Company believes that core net investment income provides useful information to investors and management because it reflects the Company's financial performance excluding (i) the net impact of costs associated with the refinancing of the Company's indebtedness, (ii) the accrual of the capital gains incentive fee attributable to realized and unrealized gains and losses, and (iii) certain excise or other income taxes (net of incentive fees). The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. Additional information on core net investment income and a reconciliation of core net investment income to its most directly comparable GAAP financial measure, net investment income, can be found by accessing the earnings releases posted to the Company’s website at http://www.whitehorsefinance.com. Source: Company filings

7 Quarterly Balance Sheet Highlights Note: Numbers may not foot due to rounding (1) Includes Restricted Cash. (2) Calculated as Total Gross Debt Outstanding divided by Total Net Assets. (3) Net Leverage Ratio is defined as debt outstanding less cash, divided by total net assets. (4) Calculated as the sum of Total Net Assets and Total Gross Debt Outstanding divided by Total Gross Debt Outstanding.

8 Portfolio Highlights Note: Numbers may not foot due to rounding (1) Fundings, exits and repayments may include non-cash transactions (e.g., PIK, equity issuances). (2) Exits and repayments may include sales to STRS JV.

Portfolio Highlights 9 Note: Not a guarantee of future performance or investment pace. (1) Does not include investments in STRS JV. (2) Calculated based on funded principal amounts of debt investments. (3) Weighted average effective yield is computed by dividing (a) annualized interest income (including interest income resulting from the amortization of fees and discounts) by (b) the weighted average cost of investments. (4) Weighted average effective yield for entire portfolio, including equities and investments in STRS JV. (5) Includes STRS JV Subordinated Note. Source: Company filings ($ in MM, except per share data)

Portfolio Trends Historical Portfolio Trends 10 % Floating and % Fixed (Based on Fair Value) % Instrument Type (Based on Fair Value) % Sponsored / Non-Sponsored (Based on Fair Value) % Non-Accruals (Based on Cost of Investments)(1)(2)(3) Note: As of end of each year/quarter presented, unless otherwise noted; percentages may not add up to 100% due to rounding. Not a guarantee of future performance or investment pace. (1) Based on amortized cost of total investments, including STRS JV. (2) BDC Peer Average includes approximately 10-15 publicly traded BDCs with total investments > $500 million & < $1.5 billion. BDC Industry Weighted Average and BDC Industry Median includes approximately 40 publicly traded BDCs. Data is sourced from Raymond James and Company filings as of June 30, 2026. Weighted averages are based on non-accruals as a percentage of amortized cost across total investments. (3)The Company’s Q2 2026 non-accruals is not an indication that the Company performed better than any of the three other measurements during such quarter. 99.9% 100.0% 100.0% 99.8% 99.6% 99.6% 99.1% 98.7% 98.7% 98.6% 0.1% 0.2% 0.4% 0.4% 0.9% 1.3% 1.3% 1.4% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 2017 2018 2019 2020 2021 2022 2023 2024 2025 Q2 2026 Floating Fixed 52% 77% 81% 85% 85% 80% 78% 74% 73% 39% 21% 11% 4% 3% 3% 1% 1% 1% 9% 3% 3% 3% 3% 2% 4% 6% 7% 6% 7% 9% 15% 17% 18% 19% 0% 20% 40% 60% 80% 100% 2017 2018 2019 2020 2021 2023 2024 2025 Q2 2026 % First Lien Loans % Second Lien Loans % Equity STRS JV % Subordinated 32% 44% 53% 58% 67% 62% 65% 67% 66% 60% 68% 56% 47% 42% 33% 38% 35% 33% 34% 40% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 2017 2018 2019 2020 2021 2022 2023 2024 2025 Q2 2026 Sponsor Non-Sponsor 2.1% 2.9% 0.0% 5.2% 10.0% 3.2% 5.2% 5.0% 3.3% 3.5% 3.3% 3.5% 4.4% 3.2% 4.0% 2.8% 2.1% 2.6% 3.2% 2.4% 2.5% 3.3% 2.2% 2.6% 2.7% 3.0% 3.3% 2.6% 3.2% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% WHF BDC Peer Average BDC Industry Weighted Average BDC Industry Median

Investment Performance Ratings 11 Investment Performance Ratings (% of Portfolio at Fair Value) Rating 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Q1 2026 Q2 2026 1 6.3% 2.3% 22.2% 15.4% 8.6% 18.3% 11.0% 4.7% 4.5% 4.0% 2 100.0% 92.4% 100.0% 90.3% 87.0% 83.9% 80.1% 83.3% 61.1% 74.7% 66.2% 59.4% 61.5% 81.2% 83.8% 82.6% 3 7.6% 7.9% 13.0% 16.1% 13.6% 13.1% 15.0% 8.9% 22.2% 19.2% 20.1% 7.9% 6.2% 8.4% 4 0.0% 0.0% 0.0% 0.6% 1.0% 3.0% 0.9% 6.1% 2.7% 2.8% 2.5% 5 1.8% 0.0% 1.3% 1.1% - - 2.2% 1.3% 3.5% 2.7% 2.5% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% Investment Performance Rating Definitions Rating Definition 1 The portfolio company's risk of loss has been reduced relative to initial expectations. 2 The portfolio company is meeting initial expectations with regard to performance and outlook. 3 The investment's risk of loss has increased relative to initial expectation. 4 Investment principal is at a material risk of not being fully repaid. 5 Investment is in payment default and has significant risk of not receiving full repayment.

12 Note: As of June 30, 2026, unless otherwise noted; percentages may not add up to 100% due to rounding. (1) Does not include investments in STRS JV. Industry classifications based on GICS. Composition by Borrower (Based on Fair Value) Composition by Industry(1) (Based on Fair Value) Borrower and Industry Diversity ~99.8% of WHF loans are senior secured 19.1% 3.6% 3.4% 3.3% 2.7% 2.6% 2.4% 2.4% 2.4% 2.4% 55.7% STRS JV ABB/Con-cise Optical Group LLC Telestream Holdings Corporation Future Payment Technologies, L.P. GTT Communications Global, LLC Motivational Marketing, LLC Zephyr Buyer, L.P. Sklar Holdings, Inc. Leviathan Intermediate Holdco, LLC Texas Express Wash, LLC Other STRS JV 7.8% 6.5% 6.4% 6.2% 5.5% 4.4% 4.2% 4.1% 3.6% 3.8% 3.9% 3.4% 40.2% Transaction & Payment Processing Services Application Software Specialized Consumer Services Systems Software Education Services Health Care Supplies Technology Hardware, Storage & Peripherals Industrial Machinery & Supplies & Components Home Furnishings Leisure Products Diversified Support Services Office Services & Supplies Other

Yield & Interest Rate Economic Analysis 13 (1) Weighted average effective yield is computed by dividing (a) annualized interest income (including interest income resulting from the amortization of fees and discounts) by (b) the weighted average cost of investments. (2) Income yield is calculated as the actual amount earned on earning investments, including interest and recurring fee income, but excluding amortization of capitalized fees and discounts. (3) Calculated as (a) effective yield less (b) weighted average cost of debt. (4) The weighted average cost of debt is calculated as (a) the actual amount of expenses incurred on debt obligations divided by (b) the daily average of total debt obligations. (5) The base reference rate represents the weighted average base rate for the quarter applied on the 2025 CLO Notes and JPM Revolving Credit Facility borrowings. 9.1% 9.2% 9.9% 11.4% 12.6% 13.2% 13.4% 13.6% 13.7% 13.7% 13.8% 13.1% 12.5% 12.1% 11.9% 11.6% 11.0% 10.8% 10.8% 8.6% 8.8% 9.4% 10.8% 12.1% 12.6% 12.9% 13.1% 13.2% 13.2% 13.2% 12.5% 12.0% 11.6% 11.4% 11.1% 10.5% 10.4% 10.4% 5.7% 5.7% 5.9% 6.8% 7.1% 7.1% 7.1% 7.1% 7.2% 7.2% 7.4% 6.8% 6.4% 6.3% 6.2% 6.1% 5.5% 5.4% 5.6% 3.4% 3.5% 4.0% 4.6% 5.5% 6.1% 6.3% 6.5% 6.5% 6.5% 6.4% 6.3% 6.1% 5.8% 5.7% 5.5% 5.5% 5.4% 5.2% 0.2% 0.3% 0.9% 2.1% 3.7% 4.8% 5.0% 5.3% 5.4% 5.4% 5.3% 5.2% 4.8% 4.4% 4.2% 4.3% 4.1% 3.9% 3.7% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Q2'26 Effective Yield⁽¹⁾ Income Yield⁽²⁾ Net Investment Spread⁽³⁾ Weighted Average Cost of Debt⁽⁴⁾ Base reference rate⁽⁵⁾

Effective Yield & Dividend Coverage

Debt Portfolio Effective Yield and Borrower Leverage[1] From IPO to June 30, 2026


15.5% 14.9% 13.1% 11.8% 11.7% 11.1% 10.7% 11.3% 11.4% 11.7% 11.6% 11.8% 11.9% 11.9% 12.1% 11.8% 11.8% 11.9% 11.9% 11.9% 12.0% 12.0% 11.9% 11.9% 11.7% 11.3% 11.1% 10.4% 9.9% 9.6% 9.9% 9.9% 9.6% 9.5% 9.3% 9.1% 9.2% 9.9% 11.4% 12.6% 13.2% 13.4% 13.6% 13.7% 13.7% 13.8% 13.1% 12.5% 12.1% 11.9% 11.6% 11.0% 10.8% 10.8%
2.8x 2.4x 4.1x 3.4x 3.4x 2.1x 4.5x 3.0x 3.8x 2.3x 3.1x 2.7x 3.0x 3.6x 2.9x 3.4x 3.2x 3.5x 3.4x 3.4x 3.2x 3.3x 3.3x 3.5x 3.6x 3.6x 3.6x 3.6x 3.7x 3.8x 3.7x 3.8x 4.0x 4.1x 4.1x 4.1x 4.0x 4.1x 4.1x 4.1x 4.1x 4.1x 4.1x 4.2x 4.1x 4.1x 4.1x 4.1x 4.2x 4.2x 4.2x 4.2x 4.2x 4.2x
Q1'13 Q2'13 Q3'13 Q4'13 Q1'14 Q2'14 Q3'14 Q4'14 Q1'15 Q2'15 Q3'15 Q4'15 Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Q2'26
Borrower Leverage through WHF Security
Effective Yield

Core NII[2] to Dividend Coverage[3]


Missed by $0.03
Covered by $0.01
Covered by $0.12
Covered by $0.10
Covered by $0.09
Covered by $0.10
Covered by $0.07
Covered by $0.08
Covered by $0.01
Covered by $0.01
Missed by $0.05
Missed by $0.10
Missed by $0.11
Missed by $0.13
Covered by $0.04
Covered by $0.00
Missed by $0.03
Q2'22 $0.33 $0.36
Q3'22 $0.37 $0.36
Q4'22 $0.48 $0.36
Q1'23 $0.46 $0.36
Q2'23 $0.46 $0.37
Q3'23 $0.47 $0.37
Q4'23 $0.46 $0.39
Q1'24 $0.47 $0.39
Q2'24 $0.40 $0.39
Q3'24 $0.39 $0.39
Q4'24 $0.34 $0.39
Q1'25 $0.29 $0.39
Q2'25 $0.28 $0.39
Q3'25 $0.26 $0.39
Q4'25 $0.29 $0.25
Q1'26 $0.25 $0.25
Q2'26 $0.22 $0.25
Core NII per share
Dividends per share

Note: Amounts may not foot due to rounding.

(1) *Portfolio leverage is based on investment leverage at inception.*

(2) *Core net investment income is a non-GAAP financial measure. The Company believes that core net investment income provides useful information to investors and management because it reflects the Company's financial performance excluding (i) the net impact of costs associated with the refinancing of the Company's indebtedness, (ii) the accrual of the capital gains incentive fee attributable to realized and unrealized gains and losses, and (iii) certain excise or other income taxes (net of incentive fees). The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. Additional information on core net investment income and a reconciliation of core net investment income to its most directly comparable GAAP financial measure, net investment income, can be found by accessing the earnings releases posted to the Company's website at http://www.whitehorsefinance.com*

(3) *Does not include special or supplemental dividends.*

Source: Company filings

WHITEHORSE FINANCE

14

NAV Per Share Bridge 15 Note: Numbers may not foot due to rounding. (1) Includes the impact of different share amounts as a result of calculating certain per share data based on weighted average shares outstanding during the period and certain per share data based on the shares outstanding at the end of the period and as of the dividend record date. Core net investment income is a non-GAAP financial measure. The Company believes that core net investment income provides useful information to investors and management because it reflects the Company's financial performance excluding (i) the net impact of costs associated with the refinancing of the Company's indebtedness, (ii) the accrual of the capital gains incentive fee attributable to realized and unrealized gains and losses, and (iii) certain excise or other income taxes (net of incentive fees). The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. Additional information on core net investment income and a reconciliation of core net investment income to its most directly comparable GAAP financial measure, net investment income, can be found by accessing the earnings releases posted to the Company’s website at http://www.whitehorsefinance.com. Source: Company filings

Net Asset Value Trends 16 *As a supplement to GAAP financial measures, the Company has provided this non-GAAP measure. The Company believes that this non-GAAP financial measure is useful as it highlights the changes in NAV per share of common stock for each quarter excluding the impact of special dividends that were paid and shows the pro forma to the Company’s NAV per share after payment of regular distributions. Net Asset Value Per Share 15.43 15.55 15.56 14.81 14.21 13.13 12.54 12.64 15.00 15.30 15.16 15.04 13.33 13.63 13.98 15.35 15.23 15.23 15.10 14.30 13.63 12.31 11.68 11.77 $0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $14.00 $16.00 $18.00 Net Asset Value If No Special or Supplemental Dividends Were Paid Net Asset Value

Leverage Migration 17 Note: Numbers may not foot due to rounding. ($ in MM) Leverage Ratio: 1.30x Leverage Ratio: 1.31x Driven by net realized and unrealized gains, partly offset by share repurchases 3/31/2026 QtQ Change 6/30/2026 Outstanding Debt: Outstanding Debt: $328.5 +$0.0 $328.5 NAV: NAV: $250.3 +$2.5 $252.8 Sales & Principal Payments 11.0 Acquisition of Investments 30.5 Net Investment Income 4.7 Dividend Payment 5.8 Other Balance Sheet Changes 1.9 Stock Repurchase Program 2.6 Balance Sheet Cash 21.3 Total $38.9 Total $38.9 Sources Uses

Note: As of end of each quarter presented, unless otherwise noted. Not a guarantee of future performance or investment pace. (1) As of June 30, 2026, WHF had $4.1MM of deferred debt issuance costs. (2) In June 2025, the Company completed a $298.15 million term debt securitization, of which the 2025 Senior CLO Notes, totaling $174.0 million were issued through a private placement. The Class B Notes, Class C Notes and 2025 Subordinated CLO Notes are fully retained by the Company and eliminated upon consolidation. (3) Gross leverage excluding cash. 3 Current Debt Outstanding (as of June 30, 2026) Outstanding Weighted Average Interest Rate Maturity (1) ($ in MM) Commitment 2030 S+2.250% payable quarterly Revolving Credit Facility $50.0 $0.0 2037 S+1.700% payable quarterly 2025 Senior Secured CLO Notes $174.0 $174.0 (2) 2026 5.375% payable semi-annually; Unsecured 5.375% 2026 Notes $10.0 $10.0 2026 4.000% payable semi-annually; Unsecured 4.000% 2026 Notes $75.0 $75.0 2027 5.625% payable semi-annually; Unsecured 5.625% 2027 Notes $10.0 $10.0 2028 4.250% payable semi-annually; Unsecured 4.250% 2028 Notes $25.0 $25.0 2028 7.875% payable quarterly; Unsecured $34.5 $34.5 7.875% 2028 Notes (NASDAQ: WHFCL) Total Debt $378.5 $328.5 5.2% weighted average cost of debt $252.8 NA Total Shareholders’ Equity/Net Assets Funding Profile Gross Debt to Equity(3) 1.25x-1.35x Target Leverage 18 1.38x 1.36x 1.23x 1.27x 1.34x 1.30x 1.32x 1.25x 1.23x 1.26x 1.16x 1.20x 1.24x 1.30x 1.34x 1.24x 1.26x 1.31x 1.30x 0.00x 0.20x 0.40x 0.60x 0.80x 1.00x 1.20x 1.40x Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Q2'26 Debt/ Equity

19 Appendix

Regional Direct Origination Footprint

Origination Footprint

- Scope of H.I.G. WhiteHorse market coverage results in consistent investment activity levels regardless of market conditions
- Dedicated direct lending team of 74 investment and origination professionals
- Regional footprint with 20 dedicated direct lending originators in 13 North American offices
- Global platform of 500+ investment professionals across 17 offices in 9 countries and 3 continents
- Additional 25+ generalist business development professionals dedicated to sourcing proprietary opportunities in the lower to middle market


Alaska
(Calgary)
(Winnipeg)
Boston
Stamford
New York
Washington, D.C.
San Francisco
Chicago
Cincinnati
Los Angeles
Nashville
Atlanta
Dallas
Boca Raton
Miami

★ Existing offices with senior originators
● Headquarters of a current portfolio company

Headcount data as of June 30, 2026.

WHITEHORSE FINANCE 20

Note: As of end of each quarter presented, unless otherwise noted. Not a guarantee of future performance or investment pace. (1) As of June 30, 2026 STRS JV had $2.1MM of deferred debt issuance costs. 3 STRS JV Key Terms and Funding Profile  WHF and STRS Ohio have committed to provide up to $175 million in subordinated notes and equity to STRS JV, with STRS Ohio providing $60 million and WHF providing $115 million  WHF and STRS Ohio share voting control 50%/50%  Equity ownership of 65.71% WHF and 34.29% STRS  An affiliate of H.I.G. provides day-to-day administrative oversight Key Terms Current Debt Outstanding (as of June 30, 2026) ($ in MM) 21 Maturity Weighted Average Interest Rate Outstanding(1) ($ in MM) Commitment 2029 S+2.25% payable quarterly $182.3 $262.5 ($75 Accordion Feature) Revolving Credit Facility N/A S+6.50% Subordinated Note $140.0 $131.3 payable quarterly 7.6% weighted average cost of debt Total Debt $402.5 $313.6 Equity $35.0 $34.0 N/A N/A

22 Note: As of June 30, 2026, unless otherwise noted; percentages may not add up to 100% due to rounding. (1) Industry classifications based on GICS. Composition by Borrower (Based on Fair Value) Composition by Industry(1) (Based on Fair Value) 100% of STRS JV loans are senior secured STRS JV Borrower and Industry Diversity 5.1% 5.0% 4.0% 4.0% 3.9% 3.8% 3.6% 3.6% 3.6% 3.5% 59.9% Source Code Holdings, LLC Marlin DTC-LS Midco 2, LLC AB Centers Acquisition Corporation Juniper Landscaping Holdings LLC Drew Foam Companies Inc RCKC Acquisitions LLC Forward Solutions, LLC Pirtek Holdco, LLC Quest Events, LLC Apollon Holdings, LLC Other 10.1% 8.8% 8.7% 7.4% 5.6% 5.4% 5.2% 5.4% 5.1% 5.0% 4.0% 3.4% 25.9% IT Consulting & Other Services Environmental & Facilities Services Diversified Support Services Building Products Paper & Plastic Packaging Products & Materials Advertising Construction & Engineering Personal Care Products Technology Hardware, Storage & Peripherals Broadline Retail Health Care Facilities Asset Management & Custody Banks Other

Origination Pipeline Funnel[1]

Three tier sourcing platform, generating meaningful investable opportunities for WhiteHorse Finance

Approximately 70 WhiteHorse deal professionals dedicated to sourcing and underwriting for WHF

\+

20+ person business development team seeks opportunities from H.I.G.'s proprietary database of over 21,000 contacts (telephonic salesforce)

\+

Deals being sourced by over 500 Investment Professionals across H.I.G.'s platform

Typical Underwriting Process: 3-6 months	**Total**	**% of Sourced**
Opportunities Reviewed	**14,617**	*100.0%*
Initial Due Diligence	**3,194**	*21.9%*
Term Sheets Delivered	**817**	*5.6%*
Closed Transactions	**322**	*2.2%*

- With access to H.I.G. Capital's extensive sourcing network, the Company is able to capitalize on attractive self-originated lower middle market transactions as compared to the broadly syndicated market
- Directly originated loans to lower middle market companies typically generate more attractive risk-adjusted returns relative to larger, broadly syndicated credits

(1) Origination Pipeline figures reflect 2014 through June 30, 2026.

WHITEHORSE FINANCE 23

24 Corporate Data